UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	December 21, 2015
(December 21, 2015)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ ☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Third Amended and Restated PNMR Term Loan Agreement

On December 21, 2015, PNM Resources, Inc. (“PNMR”) entered into a $150 million Third Amended and Restated Term Loan Agreement (the “PNMR Third Amended and Restated Term Loan Agreement”) among PNMR, the lenders identified therein and JPMorgan Chase Bank, N.A., as Administrative Agent. The PNMR Third Amended and Restated Term Loan Agreement amends and restates the $100 million Second Amended and Restated Term Loan Agreement, entered into on December 22, 2014 (“PNMR Term Loan Agreement”), among PNMR and the lender parties (JPMorgan Chase Bank, N.A. and MUFG Union Bank, N.A.) and JPMorgan Chase Bank, N.A. as Administrative Agent. A copy of the PNMR Term Loan Agreement, which had a maturity date of December 21, 2015, was filed by PNMR as an exhibit to its Form 8-K on December 22, 2014. The PNMR Third Amended and Restated Term Loan Agreement is effective as of December 21, 2015, and has a maturity date of December 21, 2016.

PNMR must pay interest on its borrowing under the PNMR Third Amended and Restated Term Loan Agreement from time to time following funding and must repay all amounts on or before the maturity date.

The PNMR Third Amended and Restated Term Loan Agreement includes customary covenants, including requirements to not exceed a maximum consolidated debt-to-consolidated capitalization ratio. The PNMR Third Amended and Restated Term Loan Agreement also includes customary events of default. The PNMR Third Amended and Restated Term Loan Agreement has a cross default provision and a change of control provision. If an event of default occurs, the Administrative Agent thereunder may, or upon the request and direction of the lenders holding a specified percentage of the loans shall, declare the obligations outstanding under the PNMR Third Amended and Restated Term Loan Agreement to be due and payable. Such acceleration will occur automatically in the event of an insolvency or bankruptcy default.

The above description of the PNMR Third Amended and Restated Term Loan Agreement is not complete and is qualified in its entirety by reference to the entire PNMR Third Amended and Restated Term Loan Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

JPMorgan Chase Bank, N.A., MUFG Union Bank, N.A. and Wells Fargo Bank, National Association, and their respective affiliates, perform normal banking (including as lenders under other facilities) and investment banking and advisory services from time to time for PNMR and its affiliates, for which they receive customary fees and expenses.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this item is included in Item 1.01 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Third Amended and Restated Term Loan Agreement, dated as of December 21, 2015, among PNM Resources, Inc., the lenders identified therein and JPMorgan Chase Bank, N.A., as Administrative Agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: December 21, 2015	/s/ Elisabeth Eden
Elisabeth Eden Vice President and Treasurer

(Officer duly authorized to sign this report)